UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 7, 2017
(Date of earliest event reported)

POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Road Houston, Texas		77075-1180
(Address of Principal Executive Offices)		(Zip Code)

(713) 944-6900
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Explanatory Note
Powell Industries, Inc. (NASDAQ: POWL) is filing this Current Report on Form 8-K/A to amend Item 2.02 of its Current Report on Form 8-K filed on February 7, 2017 (the Original Report). This Amendment No. 1 relates to the correction of an error contained in the press release attached as Exhibit 99.1 to the Original Report, which corrects the September 30 column in the Condensed Consolidated Balance Sheets.

Item 2.02 – Results of Operations and Financial Condition
On February 7, 2017, Powell Industries, Inc. issued a corrected press release regarding the Company’s results of operations for its fiscal 2017 first quarter ended December 31, 2016.
The full text of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. In accordance with General Instructions B-2 of Form 8-K, the information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 – Financial Statements and Exhibits
(d) Exhibits. The following exhibit is furnished as part of this Report.

Exhibit Number	Description
99.1	Corrected Press Release dated February 7, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
POWELL INDUSTRIES, INC.

Date: February 7, 2017        By: /s/ DON R. MADISON
         Don R. Madison
         Executive Vice President
Chief Financial and Administrative Officer
(Principal Financial Officer)